Share Pledge Contract

This Share Pledge Contract (Hereinafter referred to as “the Contract”) is made and entered into in Dalian as of    9   (month)   1   (day), 2006 by the parties listed as below:

Pledgee：

Party A: Dalian Vitup Management Holding Co., Ltd

Address: NO.108-1, Nanshan Road, Zhongshan District, Talian, China.

Pledgor：

Party B:

Shubin Wang

ID No.: [220622196506270630]

Feng Gu

ID No.: [220602196409190940]

Party C: Dalian Vitup Healthcare Management Co., Ltd

Address: NO.108-1, Nanshan Road, Zhongshan District, Talian, China.

Whereas:

1.

Party A is a foreign owned limited corporation registered under the laws of PRC;

2.

Party B constitutes Chinese citizens, holding all the Shares of Dalian Vitup Healthcare Management Co. Ltd. Which is a limited corporation registered in Dalian, PRC;

3.

Pursuant to the Loan Agreement signed in       (month)      (day), 2006 by Party A and Party B, Party A lends a free loan of RMB 8,000,000 (hereinafter referred to as “the Loan”) to Party B and Party B proposes to provide Party A with the Shares of Party C held by it as the pledges for the loan as stipulated in the Loan Agreement.

Now therefore, through friendly negotiation, Party A (hereinafter referred to as “Pledgee”), Party B (hereinafter referred to as “Pledgor”) and Party C (hereinafter referred to as “Domestic Company”) hereby agree it as follows:

1.

Definition

Unless otherwise specified herein, the following expressions have the following meanings:

 “Pledge”: as defined in article 2 herein.

 “Shares”: shall refer to all the Shares of Domestic Company legally held by the Pledgor.

 “Event of Default”: as defined in article 7.1 of the clauses herein.

 “Notice of Default”: refers to a notice issued by Pledgee in accordance with this Contract declaring an Event of Default.

2.

Pledge

Pledgor hereby pledges to Pledgee all his Shares of Domestic Company as a guarantee for the repayment of all the liability as prescribed in Loan Agreement. “The Pledge” shall refer to the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sale price of the Shares held by Pledgor and to collect the bonus incurring from the pledged Shares.

3.

Registration of Pledge

Pledgor should cause the Domestic Company to record the pledge of the Pledgee in the Shareholder’s List and shall submit to Pledgee’s custody the capital contribution certificate for the shares and the shareholder’s list stamped with the seal of Domestic Company Within seven days from the date of the execution of this Contract.

 Both Parties agree to use their best efforts to complete the filing procedures of the pledge with industry and commerce administration authorities with which Domestic Company was registered. Unless otherwise required forcibly by the laws, rules and regulations of PRC, the validity of this Contract shall not be affected, whether filed with the abovementioned authorities or not.

 Domestic Company hereby warrants, [1] to record the pledge of the Pledgee in the Shareholder’s List, submit to Pledgee’s custody the sole shareholder’s list, and not to set up any other shareholder’s list [2] not to renew or change the capital contribution certificate which shall be void if, in any chance, renewed or changed [3] not to modify or revoke the registration of the Pledge without the written consent of Party A, [4] not to make any new registration for pledge of the Shares for Pledgor without the written consent by Pledgee,.

4.

Rights of Pledgee

If Pledgor is in default of the performance of liability obligation, Pledgee is entitled to be compensated on a preferential basis with the conversion, auction or sale price of the Shares held by Pledgor.

Pledgee has the right to collect the bonus incurring from the pledged Shares.

5.

Representation and Warranties By Pledgor

Pledgor is the lawful owner of the Shares.

Pledgor has not placed any other pledge rights on the Shares except for the interests of Pledgee.

Both members of the Pledgor agree to give up the preferential option upon the actual exercise of the pledge by the Pledgor.

The representation and warranties made hereinabove in the clauses of 5.1、5.2、5.3 are authentic and shall not be altered or cancelled by any means or procedures for any reason.

6.

Covenants of the Pledgor

Pledgor hereby promises to the Pledgee for the interest of the Pledgee, that during the term of this contract, Pledgor shall:

Not transfer, place or permit the existence of any pledge that is likely to affect the rights and interests of Pledgee in shares, without the prior written consent by Pledgee;

Comply with the provisions of all laws, rules, regulations applicable to the pledge of rights, within 5 days after the receipt of any notice, order, or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the abovementioned notice, order, or recommendation or submit objections and representations with respect to the abovementioned matters upon Pledgee’s reasonable request or upon consent of Pledge;

Promptly notify the Pledgee of any event or notice received by Pledgee which is likely to affect Pledgor’s rights to the Shares or any portion thereof, as well as promptly notify Pledgee of any event or notice received by Pledgee which may have an impact on any guarantees and other obligations of Pledgor arising in connection with this contract.

Pledgor agrees that Pledgee the rights acquired by Pledgee  in accordance with this contract with respect to Pledge shall not be interrupted or harmed by Pledgor or any heir or assigns of Pledgor or any other person through any legal proceedings.

Pledgor hereby warrants to Pledgee that to protect or perfect the guarantee provided by this contract for the payment of the loan under the Loan Agreement, Pledgor hereby execute in good faith and shall cause other parties privy to this pledge to sign all rights certificates and covenants as required by Pledgee, and/or shall perform and cause other parties who have a stake in the Pledge to perform actions required by Pledgee, and shall provide to Pledgee convenience for the exercise of the rights and authorizations as prescribed in this contract.

Pledgor warrants to execute all relevant documents to modify stock certificates with Pledgee or any other person appointed by pledgee (natural person or corporate entity) and shall provide to Pledgee within a reasonable time all notice, order, decision or resolution concerning the pledge that are required by Pledge.

Pledgor hereby warrants to Pledgee, for the interest of Pledgee, Pledgor shall comply with and perform the obligations of all the guarantees, promises, presentation and conditions under this contract. In case the default of any of abovementioned matters, Pledgor shall indemnify Pledgee for all the losses and damages thus incurred.

7.

Event of Default

The following circumstances shall be deemed Event of Default:

Pledgor fails to perform the obligation under the Loan Agreement;

Any representation or warranty made by Pledgor in the clause 5 thereof is materially false or misleading, and /or Pledgor is in violation of any warranty as prescribed in clause 5 herein;

Pledgor breaches any of the covenants as prescribed in the clause 6 herein;

Pledgor breaches any of provisions of this contract;

Pledgor give up the Shares pledged or assigns the Shares Pledged without obtaining the written consent of Pledgee.

Any of Pledgor’s own loans, guarantees, indemnification, promises or other debt liabilities to any third party or parties [1] have been subject to a demand of early repayment or performance; or  [2] have become due but are not capable of being repaid or performed in a timely manner, thus leading Pledgee to believe that Pledgor’s ability to perform its obligations under this Contract.

Domestic Company is unable to repay general debts and other debts;

Any reasons except for force majeure have rendered this contract illegal or have rendered it impossible for Pledgor to continue to perform its obligation hereinunder.

Adverse changes in properties owned by Pledgor, which lead Pledgee is of the opinion that Pledgor’s ability to perform the obligation hereinunder has been affect;

Breach of this contract resulting from breach of the other provisions of this contract by Plegor’s action or omission:

 Upon information or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in clause 7.1, Pledgor shall immediately notify Pledgee in writing.

Unless an Event of Default set forth in clause 7.1 has been successfully resolved to Pledgee’s satisfaction, Pledgee may issue a Notice of Default to Pledgor in writing upon the occurrence of the Event of Default or at any time thereafter and demand that Pledgor immediately pay all outstanding payments due under Loan Agreement and all other payments due to Pledgee, or dispose of the Pledge in accordance with the provisions of clause 8 of this contract.

Unless Pledgee is satisfied with the settlement or remedies made for the breach of contract as set forth in clause 7.1, Pledgee may, upon the breach is happening or at any time after the breach, issue a notice for the breach in writing to request Pledgor immediately to pay the loan under Loan Agreement and other items payable or dispose of the pledge in accordance with the clause 8.

8.

Exercise of Pledge

Prior to the full implementation of the obligation set forth by Loan Agreement, without the written consent of Pledgee, pledgor shall not assign the pledge.

Pledgee shall issue a Notice of Default when exercising the pledge.

Subject to the provisions of clause 7.3, Pledgee may exercise the right to dispose of the pledge concurrently with the issuance of the Notice of Default in accordance with clause 7.3 or at any time after the issuance of the Notice of Default

Pledgee has the right to be compensated with the conversion price of the Shares under this agreement in part or in whole, in accordance with legally mandated procedures, or with the auction or sale price of such shares on a preferential basis, until all liabilities and all other outstanding payments under the Loan Agreement have been paid off.

When Pledgee disposes of the Pledge in accordance with this contract, Pledgor and Domestic Company shall not erect any impediment and shall provide necessary assistance to enable Pledgee to realize its Pledge.

9. Assignment

9.1 Unless Pledgee consents in advance, Pledgor is not entitled to assign or delegate its rights and obligations hereinunder.

9.2 This contract shall be binding on Pledgor, the heirs and the successors thereof and shall be valid with respect to Pledgee and each of the successors and assigns thereof.

9.3 At any time, Pledgee may assign any and all of its rights and obligations under Loan Agreement to its designees (natural person /corporate entity) , in which case the assigns shall have the rights and obligations of Pledge under this contract, as if it were a party to this contract. When the Pledgee assigns the rights and obligations under the Loan Agreement, upon Pledgee’s request, Pledgor shall execute relevant agreements and / or documents relating to such an assignment.

9.4 In the event of a change in Pledgee due to an assignment, the new parties to the Pledge shall execute a new pledge contract and modify the information recorded in the shareholder’s list and issue new investment certificate.

10.

Validity

This contract is conclude on the date set forth on the first page thereof and shall take effect as of the date when the Pledge is recorded on the shareholders list of Domestic Company.

11.

Termination

This contract terminates when the repayment for the loan under Loan Agreement is completed and after Pledgor is not under any obligation described in the Loan Agreement. Pledgee shall provide proper assistance to go through the necessary procedure to dispose of the pledge within a reasonable time.

12.

Handling Fees and Other Expenses

All the fees and out of pocket expenses relating to this contract, including but not limited legal cost, cost of production, stamp tax and any other taxes and fees shall be borne by Pledgee. In the event that the law requires Pledgor to pay relevant taxes and expenses, Pledgee shall provide full reimbursement for all taxes and fees already paid by Pledgor.

13. Force Majeure

13.1

“Force Majeure” is defined as an unpredictable event or occurrence out with the control of the contracting parties, and which is not attributable to any act or failure to take preventive action by the party concerned, which includes but not limited to, government actions, natural calamities, fires, explosions, storms, floods, earth quakes, tides, lightning or war. However, a lack of credit, funds or financing shall be also deemed as a circumstance of Force Majeure since they are beyond reasonable control of either party. Should either party herein be affected by a “force majeure event” shall notify the other party of such relief from liability as soon as possible.

13.2

In case that the performance of this contract is delayed or impeded by the abovementioned Force Majeure, the party that influenced by such Force Majeure may shall not be liable in any way under this contract to the extent of such delay or impedance. The party affected shall take appropriate measures to eliminate the impact of such “force majeure” and shall attempt to resume the performance of obligations delayed or impeded by such “force majeure”. As soon as the force majeure event is eliminated, the parties agree to use their best efforts to resume the performance of this contract.

14.. Confidentiality

Each party hereby agrees that all information exchanged by all parties, orally or in writing, is strictly confidential. Each party shall hold such information in confidence without the prior written consent by another party and shall not disclose to any other third party except the following the circumstances: [a] the public has been or will be informed of such information (only when such information is not disclosed by the recipient); [b] such information is required to be make known by law or rules and regulations of security exchanges; or [c] such information is required to be disclosed by any party to its legal or financial consultant in view of the consummation of the transactions contemplated hereby and such legal or financial consultant are also required to guarantee to keep such information strictly confidential. The disclosure of such confidential information by any staff or appointed institution of any party shall be deemed as the violation of the confidentiality clause hereby and shall hold liable for breach of contract in accordance with this agreement. This section shall survive the termination of this

Contract for any reason..

15.

Settlement of Disputes

15.1

This contract shall be governed by laws of PRC and shall be construed in accordance therewith.

15.2

All the disputes arising in connection with the interpretation and performance of the agreement (including the existence, validity or termination of this agreement) should be settled amicably through negotiations. But if there is no agreement to be reached within 30 days after any party brings forward the requirement for disputes settlement, the other party may submit such disputes for arbitration. Arbitration shall be conducted by China International Economic and Trade Arbitration Commission in Beijing in accordance with its effective procedure rule. The award given by the Arbitration Commission shall be final and binding upon both parties;

16. Notification

Notice sent by the parties to perform the rights and obligations under this contract shall be in writing. If sent by personal delivery, such a notice shall be deemed served upon actual delivery; if sent by telex or facsimile, such a notice shall be deemed served at the time of transmission. If the date of transmission is not a business day or if transmission is after business hours, then the next consecutive business day shall be the date of service. The address of service shall be the addresses of the two parties on the first page of this contract or addresses notified in writing at any time subsequently. In writing shall include facsimiles and telexes.

17. Entire Agreement

Notwithstanding the Clause 10, this Agreement constitutes the entire agreement upon the execution and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter herein.

18

Severability

Notwithstanding annexed to Loan Agreement signed by both parties, the contract shall be individually valid and effective, and the Loan Agreement shall not affect its legal force.

 In the event that any provisions of this Agreement are invalid or unenforceable due to inconsistency with law, then such provisions shall only be invalid or unenforceable to the extent of the jurisdiction of such law, and shall not affect the legal validity of the remaining provisions of this Agreement

19 Amendments and Supplementation

19.1

All parties shall make amendment and supplementation in writing. Any amended and supplementary agreements shall be an integral part of this contract and have the same legal effect.

19.2

 Amendments, changes and supplements to this contract shall be in writing and shall take effect upon affixation of the signatures and seals of all the parties.

20.

Texts

The contract is done in triplicate and written in English, each party holds one, and each original has equal legal effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first herinabove written.

Pledgee:

Party A: Dalian Vitup Management Holding Co., Ltd

Authorized Representative：____________________

Pledgor:

      Party B: Wang Shubin

Signature：____________________

      Gu Feng

Signature：____________________

Dalian Vitup Healthcare Management Co.,Ltd

Authorized Representative：____________________